Exhibit 10.4

ASSIGNMENT OF INTEREST IN TWO (2)
CONTRACTS OF SALE & PURCHASE WITH RECOURSE

STATE OF LOUISIANA

PARISH OF LAFAYETTE

BE IT KNOWN, that on the 31sT day of March, 2010.

BEFORE ME, the undersigned, a Notary Public, duly commissioned and qualified in and for Lafayette Parish, Louisiana, and in the presence of the undersigned witnesses;

PERSONALLY CAME AND APPEARED:

K & L INVESTMENT REALTY, L.L.C. (Federal Tax Identification Number: XX-XXX6384), a Louisiana Limited Liability Company, whose current mailing address is 4400 Ambassador Caffery Parkway, Suite A, Box 347, Lafayette, Louisiana 70508, represented herein by its Managing Member, Seenu G. Kasturi;

(hereinafter "K & L"); and,

BLUE VICTORY HOLDINGS, INC. (Federal Tax Identification Number: XX-XXX9633), a Nevada Corporation, whose current mailing address is 4400 Ambassador Caffery Parkway, Suite A, Box 347, Lafayette, Louisiana 70508, represented herein by its President, Seenu G. Kasturi;

(hereinafter "Blue Victory");

both of whom after being placed under oath did state:

WHEREAS, K & L is a party to the two (2) Contracts of Sale & Purchase described below:

A)  Contract dated May 31, 2007 with Dox Maintenance, L.L.C., hereinafter "Dox", wherein K & L agreed to sell and Dox agreed to buy the following described property:

Page 1 of 7 pages of Assignment of Interest In Two (2) Contacts of Sale & Purchase With Recourse

The property and premises at 223 South Daigle Street, in the City of Church Point, Louisiana 70525 known as the Dream Merchant Apartments; more fully described as:

Those certain lots or parcels of ground, together with all buildings and improvements situated thereon, known and described as being all of Lots 4, 5, 6, 7, 16, 17, 18, 19 of Block C to the T. Guidry Addition to the City of Church Point, State of Louisiana, Parish of Acadia, as per plat of said Addition of said City on file and recorded in the Office of the Clerk of Court for Acadia Parish, Louisiana;

For ONE HUNDRED NINETY-FIVE THOUSAND AND NO/100 ($195,000.00) DOLLARS, payable as follows:

A)	FORTY THOUSAND AND NO/100 ($40,000.00) DOLLARS cash at closing; and,

B)
Promissory Note in the principal amount of ONE HUNDRED FORTY-FIVE THOUSAND AND NO/100 ($145,000.00) DOLLARS, bearing interest at the rate of eight (8%) percent per annum from date until paid and payable in eighty-three (83) equal monthly installments of ONE THOUSAND FOUR HUNDRED EIGHTY-ONE AND NO/100 ($1,481.00) DOLLARS each, commencing July 1, 2007 and on the same date of each month thereafter until paid and a final balloon installment due at the eighty-fourth (84th) month in the amount of ONE HUNDRED FIVE THOUSAND FIVE HUNDRED FIFTY-NINE AND NO/100 ($105,559.00) DOLLARS and upon which the current principal balance is ONE HUNDRED THIRTY-EIGHT THOUSAND FIVE HUNDRED TWENTY-SEVEN AND NO/100 ($138,527.00) DOLLARS;

and which was filed of record on June 12, 2007 under Entry Number: 769044 of the records of Acadia Parish, Louisiana;

(hereinafter "Contract A"); and,

B)  Contract dated May 31, 2007 with Dox wherein K & L agreed to sell and Dox agreed to buy the following described property:

See "Exhibit 'A' Legal Description", attached hereto, made part hereof and paraphed "Ne Varietur" by the undersigned Notary Public;

Page 2 of 7 pages of Assignment of Interest In Two (2) Contacts of Sale & Purchase With Recourse

For FIVE HUNDRED FORTY THOUSAND AND NO/100 ($540,000.00) DOLLARS, payable as follows:

A)	ONE HUNDRED TEN THOUSAND AND NO/100 ($110,000.00) DOLLARS cash at closing; and,
B)
Promissory Note in the principal amount of FOUR HUNDRED THIRTY THOUSAND AND NO/100 ($430,000.00) DOLLARS bearing interest at the rate of eight (8%) percent per annum from date until paid and payable in eighty-three (83) equal monthly installments of FOUR THOUSAND ONE HUNDRED TEN AND NO/100 ($4,110.00) DOLLARS each, commencing July 1, 2007 and on the same date of each month thereafter until paid, and a final balloon installment due at the eighty-fourth (84th) month in the amount of TWO HUNDRED NINETY-TWO THOUSAND EIGHT HUNDRED FORTY-ONE AND NO/100 ($292,841.00) DOLLARS and upon which the current principal balance is THREE HUNDRED EIGHTY-FOUR THOUSAND THREE HUNDRED TWO AND NO/100 ($384,302.00) DOLLARS;

and which was filed of record on June 6, 2007 under Entry Number: 983160 of the records of St. Landry Parish, Louisiana;

(hereinafter "Contract B"); and,

WHEREAS, the Credit Sales contemplated by Contract A and Contract B have never taken place although Dox has made the agreed upon contemplated payments; resulting in the balances as shown above by applying the Dox payments with the assumption the contemplated Promissory Notes were executed and in existence, with the Dox payments applied first to accrued interest then principal; and,

WHEREAS, K & L desires to assign, convey, transfer and deliver to Blue Victory all of K & L's rights, titles and interest in Contract A and Contract B; and,

WHEREAS, considering the nature of Blue Victory's investment strategy, the current return on Blue Victory's present cash deposits with FDIC insured banks of less than one (1%) percent and the quality of the contemplated Promissory Notes, together with the security for the contemplated Promissory Notes, Blue Victory desires to buy Contract A and Contract B to maximize return to Blue Victory's Shareholders;

Page 3 of 7 pages of Assignment of Interest In Two (2) Contacts of Sale & Purchase With Recourse

NOW THEREFORE, K & L and Blue Victory each enter into this "Assignment of Interest In Two (2) Contracts of Sale & Purchase With Recourse", hereinafter the "Assignment", subject to the following terms, covenants, conditions and agreements, to-wit:

  1)  Assignment:

K & L for the consideration stated below, does by these presence assign, convey, transfer and deliver to Blue Victory Contract A and Contract B to the extent of K & L's rights, titles and interest in Contract A and Contract B.

  2)  Consideration:

The consideration for Contract A is ONE HUNDRED THIRTY-EIGHT THOUSAND FIVE HUNDRED TWENTY-SEVEN AND NO/100 ($138,527.00) DOLLARS.

The consideration for Contract B is THREE HUNDRED EIGHTY-FOUR THOUSAND THREE HUNDRED TWO AND NO/100 ($384,302.00) DOLLARS.

K & L acknowledges receipt of the sum of ONE HUNDRED THIRTY-EIGHT THOUSAND FIVE HUNDRED TWENTY-SEVEN AND NO/100 ($138,527.00) DOLLARS from Blue Victory for Contract A and the sum of THREE HUNDRED EIGHTY-FOUR THOUSAND THREE HUNDRED TWO AND NO/100 ($384,302.00) DOLLARS from Blue Victory for Contract B.

Page 4 of 7 pages of Assignment of Interest In Two (2) Contacts of Sale & Purchase With Recourse

  3)  Warranties:

K & L warrants to Blue Victory that:

A)	K & L is a party to Contract A and to Contract B.

B)	All of the contemplated security for Contract A and Contract B remain in place and that the properties that will secure Contract A and Contract B have not been released, nor encumbered.

C)	All contemplated payments on Contract A and on Contract B have been made timely.

D)
The current balance on Contract A is ONE HUNDRED THIRTY-EIGHT THOUSAND FIVE HUNDRED TWENTY-SEVEN AND NO/100 ($138,527.00) DOLLARS and the current balance on Contract B is THREE HUNDRED EIGHTY-FOUR THOUSAND THREE HUNDRED TWO AND NO/100 ($384,302.00) DOLLARS.

E)	K & L has authority to enter into the Assignment.

  4)  Recourse:

The Assignment is made with full recourse. Should the contemplated maker of the Promissory Notes for Contract A and Contract B, Dox, default under the terms, covenants, conditions and agreements of the contemplated Promissory Notes and Dox's security for the contemplated Promissory Notes, K & L upon written notice by Certified Mail, return receipt requested addressed to K & L as set forth above shall repurchase the interest of Blue Victory for the then current principal balances that would be due on the contemplated Promissory Notes. The transfer of the contemplated Promissory Notes and Dox's security interest shall occur within thirty (30) days after receipt of written notice by K & L.

Page 5 of 7 pages of Assignment of Interest In Two (2) Contacts of Sale & Purchase With Recourse

  5)  Tax Advice:

The undersigned Notary has not reviewed the tax consequences surrounding the execution of the Assignment with K & L or Blue Victory, nor has the undersigned Notary Public been requested to.

  6)  Severability:

If any provision of the Assignment or application to any person or circumstance is held invalid, such invalidity will not affect other provisions or applications of the Assignment which can be given effect without the invalid provision or application, and to that end, the provisions of the Assignment are declared to be severable.

  7)  Governing Law:

The terms, conditions and provisions of the Assignment shall be governed by and interpreted and applied in accordance with the laws of the State of Louisiana.

Page 6 of 7 pages of Assignment of Interest In Two (2) Contacts of Sale & Purchase With Recourse

THUS DONE AND PASSED on the date written above, in Lafayette, Lafayette Parish, Louisiana, in the presence of K & L, Blue Victory, the undersigned witnesses and me, Notary Public, after due reading of the whole in multiple originals.

WITNESSES:	K & L:

/s/ Fred D. Alexander	K & L INVESTMENT REALTY, L.L.C.
Signature
/s/ Seenu Kasturi
Fred D. Alexander	By: SEENU G. KASTURI
Print Name	MANAGING MEMBER

/s/ Amy L. Leblanc	BLUE VICTORY:
Signature
BLUE VICTORY HOLDINGS, INC
Amy L. Leblanc
Print Name	/s/ Seenu Kasturi
By: SEENU G. KASTURI,
PRESIDENT

/s/ Stanford B. Gauthier
NOTARY PUBLIC
STANFORD B. GAUTHIER, II
LOUISIANA BAR ROLL NUMBER: 5983

Page 7 of 7 pages of Assignment of Interest In Two (2) Contacts of Sale & Purchase With Recourse